UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6570

Name of Fund: MuniYield New Jersey Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield New
        Jersey Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/03

Date of reporting period: 12/01/02 - 11/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniYield New Jersey
                                        Fund, Inc.

Annual Report
November 30, 2003

[LOGO] Merrill Lynch Investment Managers

MuniYield New Jersey Fund, Inc.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of November 30, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 12.59%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2          MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003

A Letter From the President

Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw all-out war begin and end in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of November, long-term municipal revenue bond yields were slightly lower than they were one year earlier, at 5.09% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended November 30, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


           MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003           3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      With interest rates at historically low levels during the period, we remained focused on generating yield while limiting the Fund's sensitivity to future interest rate changes.

Describe the market environment relative to municipal bonds during the fiscal year.

At the end of November 2003, long-term tax-exempt bond yields were 88% - 91% of comparable U.S. Treasury issues, slightly exceeding their recent historical average of 85% - 88%. These yield ratios made tax-exempt municipal securities an attractive investment alternative.

Long-term U.S. Treasury bond yields ended the 12-month period modestly below their starting point, despite considerable month-to-month volatility. During the first seven months of the fiscal year, long-term bond yields declined while bond prices rose on investor concerns over uncertain equity markets, military conflict in Iraq and continued sub par economic growth. By mid-June, long-term U.S. Treasury bond yields were 4.17%, approximately 85 basis points (.85%) below their November 30, 2002 level. In July and August, however, Treasury bond yields rose sharply as the U.S. economy gained strength. By mid-August, bond yields reached their highest level of the fiscal year at 5.45%. At November 30, 2003, long-term U.S. Treasury bond yields stood at 5.13%, a decrease of approximately 20 basis points from the start of the period.

Long-term tax-exempt bond yields also declined from year-ago levels. Yield movements, however, were less volatile than those experienced by Treasury issues. By the end of November, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.09%, a decrease of nearly 20 basis points compared to the previous year. Yields for long-term Aaa-rated tax-exempt bonds (the highest rated) declined 10 basis points during the past year, according to Municipal Market Data. The decline largely reflected investors' growing demand for high-quality bonds, which provided valuable stability in an uncertain market.

Recently, an improvement in supply/demand dynamics has contributed to the municipal bond market's outperformance of the U.S. Treasury market. While new bond issuance was heavy over the 12 months as a whole (increasing 6.5% versus the same 12 months last year), supply has more recently declined. During the past six months, just over $200 billion in new municipal bonds was issued, a decline of 2.5% compared to the same period a year earlier. In the last three months, approximately $90 billion in long-term tax-exempt bonds was issued, a decline of nearly 15% versus the same three months of 2002. New-issue supply is expected to remain manageable and should help support the tax-exempt bond market's favorable balance between supply and demand, while also allowing municipal bonds to continue to outperform their taxable counterparts in the coming months.

How did conditions in the state of New Jersey affect the Fund?

New Jersey remained one of the nation's wealthiest states, characterized by high levels of personal income and large gains in housing prices. During the fiscal year, the state maintained credit ratings of AA from Standard & Poor's, Aa2 from Moody's and AA from Fitch. While Standard & Poor's had a stable outlook on the state's credit condition, Moody's and Fitch maintained a negative outlook. Nevertheless, the portfolio's negligible exposure to uninsured state-backed bonds meant that Fund performance was virtually unaffected by the potential for credit-rating downgrades.

The state fiscal year closed on June 30, 2003, leaving New Jersey with another budget shortfall. Several initiatives helped close the gap, including the securitization of New Jersey's remaining tobacco settlement and a restructuring of the state's corporate business tax. The changes to the corporate business tax resulted in permanent revenue, which served to enhance New Jersey's long-term financial stability. In addition, state spending was controlled in 2003, remaining comparable to 2002 spending levels. Although the fiscal year 2004 budget is not yet in balance, it is only 1.6% higher than the previous year's budget. On the revenue side, the state increased taxes and fees in several areas, including the casino industry and the cigarette tax. On the expense side, initiatives included reducing the New Jersey Saver property tax rebates and the state's pension contribution.

New Jersey's budget shortfalls caused the state to issue more municipal debt to meet its financial needs. While municipal bond supply was up throughout the country, New Jersey's rate of issuance was more than double the national rate of issuance this year. With such ample supply, New Jersey municipal bonds tended to underperform their national counterparts.

How did the Fund perform during the period in light of the existing market conditions?

For the year ended November 30, 2003, the Common Stock of MuniYield New Jersey Fund, Inc. had net annualized yields of 6.24% and 6.69%, based on a period-


4          MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003
end per share net asset value of $15.39 and a per share market price of $14.34, respectively, and $.960 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.81%, based on a change in per share net asset value from $14.84 to $15.39, and assuming reinvestment of $.960 per share ordinary income dividends.

For the six-month period ended November 30, 2003, the total investment return on the Fund's Common Stock was +.15%, based on a change in per share net asset value from $15.89 to $15.39, and assuming reinvestment of $.480 per share ordinary income dividends.

For the six-month period ended November 30, 2003, the Fund's Auction Market Preferred Stock had an average yield of .73% for Series A and .76% for Series B.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

The Fund's performance, based on net asset value, was in line with the +10.86% average return of the Lipper New Jersey Municipal Debt Funds category for the 12-month period ended November 30, 2003. The relative performance was particularly favorable given the Fund's conservative investment parameters. Unlike many other funds in the Lipper group, the Fund is precluded from investing in the more speculative-grade bonds, which happened to be the best performers in the fixed income marketplace during the period. The Fund maintained its higher credit quality profile while still providing an attractive yield and total return comparable to that of the Lipper category average.

What changes were made to the portfolio during the period?

To take advantage of continued low interest rates, many issuers redeemed their bonds prior to maturity. We sought to reinvest the proceeds from the early calls while at the same time adopting a more defensive stance for the Fund. Because of the tendency for reinvestments to lengthen the portfolio's overall duration, we employed measures to achieve a more desirable average life for the portfolio. Maintaining the longer duration would have left the Fund vulnerable to future interest rate changes. Thus, we sold several of the portfolio's longer-dated securities since the distant maturity dates made these positions most vulnerable to a rise in interest rates. We reinvested the proceeds from those sales in high-quality callable bonds with low volatility characteristics. Late in the year, as another defensive measure, we initiated a modest hedge designed to insulate the portfolio from the risk associated with a rise in interest rates.

In terms of leverage, the Fund's borrowing costs remained between .75% - 1.25% during the fiscal year. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount was 30.84% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

The portfolio was positioned for an expected rise in interest rates, as improving economic news at the close of the period heightened speculation over whether the Federal Reserve Board would shift its easing policy. Although the Fund was more defensive than its peers, we believe this stance should benefit performance if market sentiment does cause interest rates to rise.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

December 15, 2003


           MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003           5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
                          Ratings@  Ratings@  Amount    Municipal Bonds                                                      Value
====================================================================================================================================
New Jersey--129.8%
------------------------------------------------------------------------------------------------------------------------------------
                          AA        NR*       $ 1,000   Burlington County, New Jersey, Bridge Commission Revenue
                                                        Bonds (Governmental Leasing Program), 5.25% due 8/15/2020           $  1,073
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,925   Cape May County, New Jersey, Industrial Pollution Control
                                                        Financing Authority Revenue Bonds (Atlantic City Electric
                                                        Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)              7,431
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         3,930   Delaware River Port Authority of Pennsylvania and New Jersey
                                                        Revenue Bonds, RIB, Series 396, 10.593% due 1/01/2019 (c)(e)           5,069
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         2,620   Essex County, New Jersey, Improvement Authority Revenue Bonds,
                                                        Series A, 5% due 10/01/2028 (b)                                        2,688
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,440   Garden State Preservation Trust, New Jersey, Capital
                                                        Appreciation Revenue Bonds, Series A, 5% due 11/01/2020 (c)            3,636
                          ----------------------------------------------------------------------------------------------------------
                                                        Garden State Preservation Trust, New Jersey, Revenue Bonds,
                                                        Series B:
                          AAA       Aaa         6,860         5.12%** due 11/01/2023 (c)                                       2,545
                          AAA       Aaa         4,540         5.25%** due 11/01/2028                                           1,276
                          ----------------------------------------------------------------------------------------------------------
                                                        Gloucester County, New Jersey, Improvement Authority, Solid
                                                        Waste Resource Recovery Revenue Refunding Bonds (Waste
                                                        Management Inc. Project):
                          BBB       NR*         1,180         AMT, Series B, 7% due 12/01/2029                                 1,355
                          BBB       NR*         2,000         Series A, 6.85% due 12/01/2029                                   2,298
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,500   Hudson County, New Jersey, COP, Refunding, 6.25% due 12/01/2016 (d)    1,831
                          ----------------------------------------------------------------------------------------------------------
                          AAA       NR*        13,950   Hudson County, New Jersey, Improvement Authority, Facility Lease
                                                        Revenue Refunding Bonds (Hudson County Lease Project), 5.375%
                                                        due 10/01/2024 (b)                                                    14,922
                          ----------------------------------------------------------------------------------------------------------
                                                        Jackson Township, New Jersey, School District, GO (b):
                          AAA       Aaa         3,090         5% due 4/15/2018                                                 3,281
                          AAA       Aaa         3,750         5% due 4/15/2019                                                 3,957
                          ----------------------------------------------------------------------------------------------------------
                                                        Monmouth County, New Jersey, Improvement Authority, Governmental
                                                        Loan Revenue Refunding Bonds (a):
                          AAA       Aaa         2,235         5% due 12/01/2015                                                2,420
                          AAA       Aaa         2,345         5% due 12/01/2016                                                2,522
                          ----------------------------------------------------------------------------------------------------------
                                                        Morris County, New Jersey, Improvement Authority Revenue Bonds
                                                        (Pooled Program):
                          NR*       Aaa           825         5% due 8/15/2017                                                   890
                          NR*       Aaa           860         5% due 8/15/2018                                                   920
                          NR*       Aaa           890         5% due 8/15/2019                                                   946
                          ----------------------------------------------------------------------------------------------------------
                                                        New Jersey EDA, EDR (Masonic Charity Foundation of New Jersey):
                          A+        NR*           600         5.25% due 6/01/2024                                                623
                          A+        NR*           685         5.25% due 6/01/2032                                                710
                          ----------------------------------------------------------------------------------------------------------
                          BBB-      NR*         1,500   New Jersey EDA, First Mortgage Revenue Bonds (Fellowship
                                                        Village), Series C, 5.50% due 1/01/2028                                1,409
                          ----------------------------------------------------------------------------------------------------------
                                                        New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                                        (Fellowship Village), Series A:
                          BBB-      NR*         1,250         5.50% due 1/01/2018                                              1,245
                          BBB-      NR*         3,500         5.50% due 1/01/2025                                              3,316
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         5,575   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                                        (NUI Corporation), RIB, Series 371, 11.32% due 10/01/2022 (a)(e)       6,248

Portfolio Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
M/F        Multi-Family
RIB        Residual Interest Bonds


6          MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings@  Ratings@  Amount   Municipal Bonds                                                      Value
===================================================================================================================================
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        New Jersey EDA, Revenue Bonds:
                          A         NR*       $   400         (Department of Human Services), 5% due 7/01/2011             $    440
                          A         NR*         1,220         (Department of Human Services), 5% due 7/01/2012                1,334
                          NR*       Aaa         3,850         (Saint Barnabas Project), Series A, 6.30%** due
                                                              7/01/2024 (d)                                                   1,370
                          AAA       Aaa         5,000         (School Facilities Construction), GO, Series A, 5.25%
                                                              due 6/15/2019 (a)                                               5,410
                          AAA       Aaa        10,000         (Transportation Project), Sublease, Series A, 5.875%
                                                              due 5/01/2009 (c)(g)                                           11,630
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         3,335   New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT,
                                                        Series 417, 12.34% due 11/01/2034 (b)(e)                              3,803
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,850   New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                                        (American Water), AMT, Series B, 5.125% due 4/01/2022 (a)             1,925
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,975   New Jersey Environmental Infrastructure Trust Revenue Bonds
                                                        (Environmental Infrastructure), Series A, 5.25% due 9/01/2017         6,540
                          ---------------------------------------------------------------------------------------------------------
                          A         A2          1,100   New Jersey Health Care Facilities Financing Authority, Health
                                                        System Revenue Bonds (Catholic Health East), Series A, 5.375%
                                                        due 11/15/2033                                                        1,111
                          ---------------------------------------------------------------------------------------------------------
                                                        New Jersey Health Care Facilities Financing Authority Revenue
                                                        Bonds:
                          BBB       Baa1        1,650         (Capital Health System Inc.), Series A, 5.75% due 7/01/2023     1,687
                          AAA       Aaa         2,155         (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)          2,267
                          BB+       NR*         3,345         (Pascack Valley Hospital Association), 6.625% due 7/01/2036     3,362
                          AAA       Aaa         4,000         (Robert Wood University), 5.70% due 7/01/2020 (a)               4,452
                          NR*       Baa2        1,875         (Somerset Medical Center), 5.50% due 7/01/2033                  1,845
                          NR*       Baa1        6,640         (South Jersey Hospital), 6% due 7/01/2026                       6,832
                          AA        NR*         2,000         (Southern Ocean County Hospital), 5.125% due 7/01/2031 (f)      2,027
                          NR*       Baa1        4,200         (Southern Ocean County Hospital), Series A, 6.25% due
                                                              7/01/2023                                                       4,277
                          ---------------------------------------------------------------------------------------------------------
                                                        New Jersey Health Care Facilities Financing Authority, Revenue
                                                        Refunding Bonds:
                          A-        A3          1,020         (Atlantic City Medical Center), 6.25% due 7/01/2017             1,128
                          A-        A3          2,185         (Atlantic City Medical Center), 5.75% due 7/01/2025             2,292
                          BBB+      NR*         5,500         (Holy Name Hospital), 6% due 7/01/2025                          5,623
                          AAA       Aaa         1,500         (Meridian Health System Obligation Group), 5.25% due
                                                              7/01/2019 (c)                                                   1,616
                          AAA       Aaa         2,250         (Meridian Health System Obligation Group), 5.375% due
                                                              7/01/2024 (c)                                                   2,406
                          AAA       Aaa         2,195         (Meridian Health System Obligation Group), 5.25% due
                                                              7/01/2029 (c)                                                   2,310
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,150   New Jersey State Educational Facilities Authority, Higher
                                                        Education, Capital Improvement Revenue Bonds, Series A, 5.125%
                                                        due 9/01/2022 (a)                                                     4,357
                          ---------------------------------------------------------------------------------------------------------
                                                        New Jersey State Educational Facilities Authority Revenue Bonds:
                          NR        Baa3        1,000         (Bloomfield College), Series A, 6.85% due 7/01/2030             1,017
                          BBB+      Baa1        2,000         (Georgian Court College Project), Series C, 6.50% due
                                                              7/01/2033                                                       2,185
                          AAA       Aaa         1,730         (Rowan University), Series B, 5.25% due 7/01/2017 (b)           1,894
                          AAA       Aaa         1,620         (Rowan University), Series B, 5.25% due 7/01/2018 (b)           1,765
                          ---------------------------------------------------------------------------------------------------------
                                                        New Jersey State Educational Facilities Authority, Revenue
                                                        Refunding Bonds:
                          AAA       Aaa         3,870         (Princeton Theological Seminary), 5% due 7/01/2026              4,004
                          AAA       Aaa         3,725         (Princeton University), Series E, 5% due 7/01/2020              3,949
                          AA        NR*         1,000         (Rider University), 5% due 7/01/2017 (f)                        1,053
                          AAA       Aaa         1,515         (William Paterson University), Series E, 5.25% due
                                                              7/01/2018 (h)                                                   1,642
                          AAA       Aaa         1,595         (William Paterson University), Series E, 5.25% due
                                                              7/01/2019 (h)                                                   1,719
                          AAA       Aaa         1,680         (William Paterson University), Series E, 5.25% due
                                                              7/01/2020 (h)                                                   1,802
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         8,000   New Jersey State Higher Education Assistance Authority, Student
                                                        Loan Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)            8,420
                          ---------------------------------------------------------------------------------------------------------
                          AAA       A1          2,500   New Jersey State Highway Authority, Garden State Parkway, General
                                                        Revenue Refunding Bonds, 5.625% due 1/01/2010 (g)                     2,908
                          ---------------------------------------------------------------------------------------------------------
                                                        New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                        Revenue Bonds, AMT (d):
                          AAA       Aaa         5,350         Series CC, 5.80% due 10/01/2020                                 5,651
                          AAA       Aaa         3,335         Series U, 5.60% due 10/01/2012                                  3,519
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,795   New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                                        Revenue Refunding Bonds, Series A, 6.05% due 11/01/2020 (a)           1,861


           MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003           7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings@  Ratings@  Amount    Municipal Bonds                                                     Value
===================================================================================================================================
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        New Jersey State Transit Corporation, COP:
                          AAA       Aaa       $ 7,150         6.50% due 4/01/2007 (c)(g)                                   $  8,277
                          A-        A2          3,620         (Federal Transit Administration Grants), Series B, 5.75%
                                                              due 9/15/2014                                                   4,049
                          ---------------------------------------------------------------------------------------------------------
                                                        New Jersey State Transportation Trust Fund Authority,
                                                        Transportation System Revenue Bonds:
                          AAA       Aaa         5,250         Series B, 5% due 6/15/2013 (a)                                  5,709
                          AA-       Aa3         7,400         Series C, 5.50% due 6/15/2019                                   8,181
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         7,000   New Jersey State Transportation Trust Fund Authority,
                                                        Transportation System Revenue Refunding Bonds, Series B, 6%
                                                        due 12/15/2011 (d)(g)                                                 8,409
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,000   New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                                        Bonds, Series A, 5.75% due 1/01/2019 (d)                              5,618
                          ---------------------------------------------------------------------------------------------------------
                          AA-       A1          5,000   Port Authority of New York and New Jersey, Consolidated Revenue
                                                        Bonds, 93rd Series, 6.125% due 6/01/2094                              5,736
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,435   Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                                        Receipts, AMT, Class R, Series 10, 10.294% due 1/15/2017 (c)(e)       5,396
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,300   Port Authority of New York and New Jersey, Revenue Refunding
                                                        Bonds, DRIVERS, AMT, Series 153, 9.06% due 9/15/2012 (b)(e)           6,190
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   Port Authority of New York and New Jersey, Special Obligation
                                                        Revenue Bonds (JFK International Air Terminal), AMT, Series 6,
                                                        5.75% due 12/01/2022 (d)                                              2,227
                          ---------------------------------------------------------------------------------------------------------
                                                        South Jersey Port Corporation of New Jersey Revenue Refunding
                                                        Bonds:
                          A         NR*         4,280         4.75% due 1/01/2018                                             4,362
                          A         NR*         2,485         4.85% due 1/01/2019                                             2,523
                          A         NR*         2,000         5% due 1/01/2020                                                2,062
                          ---------------------------------------------------------------------------------------------------------
                                                        Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                        Bonds:
                          BBB       Baa2        5,510         6.75% due 6/01/2039                                             5,309
                          BBB       Baa2        4,010         7% due 6/01/2041                                                3,989
                          ---------------------------------------------------------------------------------------------------------
                                                        Union County, New Jersey, Utilities Authority, Senior Lease
                                                        Revenue Refunding Bonds (Ogden Martin System of Union), AMT,
                                                        Series A (a)(e):
                          AAA       Aaa         1,585         5.375% due 6/01/2017                                            1,653
                          AAA       Aaa         1,175         5.375% due 6/01/2018                                            1,221
                          ---------------------------------------------------------------------------------------------------------
                                                        University of Medicine and Dentistry, New Jersey, Revenue Bonds,
                                                        Series A (a):
                          AAA       Aaa           945         5.50% due 12/01/2018                                            1,051
                          AAA       Aaa         1,900         5.50% due 12/01/2019                                            2,106
                          AAA       Aaa         1,870         5.50% due 12/01/2020                                            2,066
                          AAA       Aaa         1,435         5.50% due 12/01/2021                                            1,579
===================================================================================================================================
Pennsylvania--2.6%
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Delaware River Joint Toll Bridge Commission, Pennsylvania,
                                                        Bridge Revenue Refunding Bonds:
                          A-        A2          2,010         5% due 7/01/2021                                                2,070
                          A-        A2          3,645         5% due 7/01/2028                                                3,707
===================================================================================================================================
Puerto Rico--5.6%
-----------------------------------------------------------------------------------------------------------------------------------
                          NR*       Baa2        2,000   Puerto Rico Industrial, Tourist, Educational, Medical and
                                                        Environmental Control Facilities Revenue Bonds (Cogeneration
                                                        Facility--AES Puerto Rico Project), AMT, 6.625% due 6/01/2026         2,075
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         8,750   Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS,
                                                        Series 211, 9.096% due 7/01/2021 (d)(e)                              10,221
===================================================================================================================================
Virgin Islands--1.7%
-----------------------------------------------------------------------------------------------------------------------------------
                          BBB-      Baa3        3,500   Virgin Islands Government Refinery Facilities Revenue Refunding
                                                        Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021               3,643
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$284,450)--139.7%                      305,473
                          =========================================================================================================


8          MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003

Schedule of Investments (concluded)                               (in Thousands)

                                               Shares
                                               Held     Short-Term Securities                                               Value
===================================================================================================================================
                                               6,711    CMA New Jersey Municipal Money Fund+                               $  6,711
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$6,711)--3.1%                      6,711
===================================================================================================================================
                          Total Investments (Cost--$291,161)--142.8%                                                        312,184

                          Unrealized Appreciation on Forward Interest Rate Swaps++--0.0%                                         18

                          Other Assets Less Liabilities--1.8%                                                                 3,940

                          Preferred Stock, at Redemption Value--(44.6%)                                                     (97,500)
                                                                                                                           --------
                          Net Assets Applicable to Common Stock--100.0%                                                    $218,642
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2003.
(g)   Prerefunded.
(f)   Radian Insured.
(h)   XL Capital Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal
        Money Fund                                        5,561            $12
      --------------------------------------------------------------------------
++ Forward interest rate swaps entered into as of November 30, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                                    Unrealized
                                                        Notional   Appreciation/
                                                         Amount    Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
      7-Day Bond Market Association
      Municipal Swap Index Rate and pay
      a fixed rate of 4.129%

      Broker, Morgan Stanley Capital
      Services, Inc.
      Expires January 2024                              $16,000       $ 247

      Receive a variable rate equal to
      3-month LIBOR at quarterly reset
      date and pay a fixed rate equal
      to 4.863%.

      Broker, J.P. Morgan Chase Bank
      Expires February 2014                             $30,500        (229)
      --------------------------------------------------------------------------
      Total                                                           $  18
                                                                      =====

@     Ratings of issues shown are unaudited.

      See Notes to Financial Statements.


           MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003           9

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of November 30, 2003
===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$291,160,511) ...............                   $312,183,567
                       Cash ................................................................                         67,843
                       Due from broker on forward interest rate swaps ......................                        247,312
                       Receivables:
                          Interest .........................................................    $ 5,911,385
                          Dividends from affiliates ........................................             86       5,911,471
                                                                                                -----------
                       Prepaid expenses ....................................................                          5,281
                                                                                                               ------------
                       Total assets ........................................................                    318,415,474
                                                                                                               ------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
                       Due to broker on forward interest rate swaps ........................                        229,451
                       Payables:
                          Securities purchased .............................................      1,691,526
                          Dividends to Common Stock shareholders ...........................        188,409
                          Investment adviser ...............................................        118,139
                          Other affiliates .................................................          3,318       2,001,392
                                                                                                -----------
                       Accrued expenses ....................................................                         42,478
                                                                                                               ------------
                       Total liabilities ...................................................                      2,273,321
                                                                                                               ------------
===========================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per share
                         (2,400 Series A Shares and 1,500 Series B Shares of AMPS*
                         issued and outstanding at $25,000 per share liquidation preference)                     97,500,000
                                                                                                               ------------
===========================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ...............................                   $218,642,153
                                                                                                               ============
===========================================================================================================================
Analysis of Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (14,203,242 shares issued
                         and outstanding) ..................................................                   $  1,420,324
                       Paid-in capital in excess of par ....................................                    204,306,838
                       Undistributed investment income--net ................................    $ 2,281,589
                       Accumulated realized capital losses on investments--net .............    (10,407,515)
                       Unrealized appreciation on investments--net .........................     21,040,917
                                                                                                -----------
                       Total accumulated earnings--net .....................................                     12,914,991
                                                                                                               ------------
                       Total--Equivalent to $15.39 net asset value per share of Common
                         Stock (market price--$14.34) ......................................                   $218,642,153
                                                                                                               ============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


10         MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003

Statement of Operations

For the Year Ended November 30, 2003
===========================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------
                       Interest ............................................................                   $ 17,139,752
                       Dividends from affiliates ...........................................                         11,561
                                                                                                               ------------
                       Total income ........................................................                     17,151,313
                                                                                                               ------------
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ............................................    $ 1,563,814
                       Commission fees .....................................................        244,881
                       Accounting services .................................................        115,185
                       Transfer agent fees .................................................         62,440
                       Professional fees ...................................................         61,793
                       Printing and shareholder reports ....................................         33,788
                       Listing fees ........................................................         28,965
                       Directors' fees and expenses ........................................         23,795
                       Custodian fees ......................................................         18,769
                       Pricing fees ........................................................         13,885
                       Other ...............................................................         41,097
                                                                                                -----------
                       Total expenses before reimbursement .................................      2,208,412
                       Reimbursement of expenses ...........................................        (10,656)
                                                                                                -----------
                       Total expenses after reimbursement ..................................                      2,197,756
                                                                                                               ------------
                       Investment income--net ..............................................                     14,953,557
                                                                                                               ------------
===========================================================================================================================
Realized & Unrealized Gain on Investments--Net
---------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ...................................                        800,586
                       Change in unrealized appreciation on investments--net ...............                      6,664,870
                                                                                                               ------------
                       Total realized and unrealized gain on investments--net ..............                      7,465,456
                                                                                                               ------------
===========================================================================================================================
Dividends to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................................                       (868,764)
                                                                                                               ------------
                       Net Increase in Net Assets Resulting from Operations ................                   $ 21,550,249
                                                                                                               ============

      See Notes to Financial Statements.


           MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003          11

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                            For the Year Ended
                                                                                               November 30,
                                                                                      -------------------------------
Increase (Decrease) in Net Assets:                                                        2003              2002
=====================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................    $  14,953,557     $  14,882,430
                       Realized gain (loss) on investments--net ..................          800,586          (396,776)
                       Change in unrealized appreciation on investments--net .....        6,664,870         1,227,623
                       Dividends and distributions to Preferred Stock shareholders         (868,764)       (1,231,500)
                                                                                      -------------------------------
                       Net increase in net assets resulting from operations ......       21,550,249        14,481,777
                                                                                      -------------------------------
=====================================================================================================================
Dividends & Distributions to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................      (13,635,112)      (13,628,966)
                       Realized gain on investments--net .........................               --           (58,374)
                                                                                      -------------------------------
                       Net decrease in net assets resulting from dividends and
                         distributions to Common Stock shareholders ..............      (13,635,112)      (13,687,340)
                                                                                      -------------------------------
=====================================================================================================================
Common Stock Transactions
---------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders in
                         reinvestment of dividends and distributions .............               --           315,425
                                                                                      -------------------------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock ...        7,915,137         1,109,862
                       Beginning of year .........................................      210,727,016       209,617,154
                                                                                      -------------------------------
                       End of year* ..............................................    $ 218,642,153     $ 210,727,016
                                                                                      ===============================
                          * Undistributed investment income--net .................    $   2,281,589     $   1,831,908
                                                                                      ===============================

      See Notes to Financial Statements.


12         MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                              For the Year Ended November 30,
                                                                     -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2003         2002         2001+        2000+         1999+
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of year ....................   $  14.84     $  14.78     $  13.99     $  13.60      $  15.93
                                                                     -------------------------------------------------------------
           Investment income--net ................................       1.05@@       1.06         1.08         1.01          1.06
           Realized and unrealized gain (loss) on
             investments--net ....................................        .52          .05          .78          .45         (1.98)
           Dividends and distributions to Preferred
             Stock shareholders:
              Investment income--net .............................       (.06)        (.09)        (.20)        (.26)         (.19)
              Realized gain on investments--net ..................         --           --@          --           --            --
              In excess of realized gain on investments--net .....         --           --           --           --          (.04)
                                                                     -------------------------------------------------------------
           Total from investment operations ......................       1.51         1.02         1.66         1.20         (1.15)
                                                                     -------------------------------------------------------------
           Less dividends and distributions to Common Stock
             shareholders:
              Investment income--net .............................       (.96)        (.96)        (.87)        (.81)         (.87)
              Realized gain on investments--net ..................         --           --@          --           --            --
              In excess of realized gain on investments--net .....         --           --           --           --          (.31)
                                                                     -------------------------------------------------------------
           Total dividends and distributions to Common Stock
             shareholders ........................................       (.96)        (.96)        (.87)        (.81)        (1.18)
                                                                     -------------------------------------------------------------
           Net asset value, end of year ..........................   $  15.39     $  14.84     $  14.78     $  13.99      $  13.60
                                                                     =============================================================
           Market price per share, end of year ...................   $  14.34     $  14.07     $  14.41     $12.8125      $  12.25
                                                                     =============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
           Based on market price per share .......................       8.90%        4.27%       19.45%       11.55%       (20.75%)
                                                                     =============================================================
           Based on net asset value per share ....................      10.81%        7.22%       12.20%        9.71%        (7.48%)
                                                                     =============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
           Total expenses, net of reimbursement and excluding
            reorganization expenses** ............................       1.02%        1.05%        1.06%        1.10%         1.05%
                                                                     =============================================================
           Total expenses, excluding reorganization expenses** ...       1.02%        1.05%        1.06%        1.10%         1.05%
                                                                     =============================================================
           Total expenses** ......................................       1.02%        1.05%        1.06%        1.29%         1.05%
                                                                     =============================================================
           Total investment income--net** ........................       6.94%        7.06%        7.26%        7.59%         7.16%
                                                                     =============================================================
           Amount of dividends to Preferred Stock shareholders ...        .40%         .58%        1.33%        1.91%         1.25%
                                                                     =============================================================
           Investment income--net, to Common Stock shareholders ..       6.54%        6.48%        5.93%        5.68%         5.91%
                                                                     =============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**++
----------------------------------------------------------------------------------------------------------------------------------
           Total expenses, net of reimbursement and excluding
             reorganization expenses .............................        .70%         .72%         .72%         .73%          .73%
                                                                     =============================================================
           Total expenses, excluding reorganization expenses .....        .70%         .72%         .72%         .73%          .73%
                                                                     =============================================================
           Total expenses ........................................        .70%         .72%         .72%         .86%          .73%
                                                                     =============================================================
           Total investment income--net ..........................       4.78%        4.83%        4.95%        5.04%         4.95%
                                                                     =============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock++
----------------------------------------------------------------------------------------------------------------------------------
           Dividends to Preferred Stock shareholders .............        .89%        1.25%        2.84%        3.77%         2.81%
                                                                     =============================================================


           MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003          13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.                       For the Year Ended November 30,
                                                               ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000         1999
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
           Net assets, applicable to Common Stock, end of
             year (in thousands) ........................      $218,642     $210,727     $209,617     $198,407     $123,760
                                                               ============================================================
           Preferred Stock outstanding, end of year
             (in thousands) .............................      $ 97,500     $ 97,500     $ 97,500     $ 97,500     $ 60,000
                                                               ============================================================
           Portfolio turnover ...........................         28.93%       41.47%       52.03%       54.78%       57.94%
                                                               ============================================================
===========================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------
           Asset coverage per $1,000 ....................      $  3,242     $  3,161     $  3,150     $  3,035     $  3,063
                                                               ============================================================
===========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
---------------------------------------------------------------------------------------------------------------------------
           Series A--Investment income--net .............      $    225     $    325     $    723     $    962     $    703
                                                               ============================================================
           Series B--Investment income--net .............      $    219     $    292     $    702     $    739           --
                                                               ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++ The Fund's Preferred Stock was issued on November 30, 1992 for Series A and February 7, 2000 for Series B.
@     Amount is less than $(.01) per share.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


14         MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


           MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003          15

[LOGO] Merrill Lynch Investment Managers

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended November 30, 2003, FAM reimbursed the Fund in the amount of $10,656.

For the year ended November 30, 2003, the Fund reimbursed FAM $7,361 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2003 were $89,069,030 and $92,020,545, respectively.

Net realized gains (losses) for the year ended November 30, 2003 and net unrealized gains as of November 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $ 1,308,337         $21,023,056
Financial futures contracts .............           (507,751)                 --
Forward interest rate swaps .............                 --              17,861
                                                 -------------------------------
Total ...................................        $   800,586         $21,040,917
                                                 ===============================

As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $21,262,175, of which $21,428,887 related to appreciated securities and $166,712 related to depreciated securities. The aggregate cost of investments at November 30, 2003 for Federal income tax purposes was $290,921,392.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended November 30, 2003 remained constant and for the year ended November 30, 2002 increased by 21,129 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 2003 were as follows:
Series A,1.10% and Series B, 1.10%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended November 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $122,450 as commissions.


16         MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.080000 per share on December 30, 2003 to shareholders of record on December 17, 2003.

The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  11/30/2003          11/30/2002
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income ...................         $14,503,876         $14,847,395
   Ordinary income .....................                  --              71,445
                                                 -------------------------------
Total distributions ....................         $14,503,876         $14,918,840
                                                 ===============================

As of November 30, 2003, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  2,042,472
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           2,042,472
Capital loss carryforward ...............................          (7,948,348)*
Unrealized gains--net ...................................          18,820,867**
                                                                 ------------
Total accumulated earnings--net .........................        $ 12,914,991
                                                                 ============

* On November 30, 2003, the Fund had a net capital loss carryforward of $7,948,348, of which $1,092,188 expires in 2007 and $6,856,160 expires in
      2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Independent Auditors' Report

To the Shareholders and Board of Directors of MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc. as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2004


           MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003          17

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan (unaudited)

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


18         MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003

Automatic Dividend Reinvestment Plan (unaudited) (concluded)

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


           MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003          19

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch Invest-   123 Funds       None
Glenn*      Princeton, NJ  and          present  ment Managers, L.P. ("MLIM")/Fund Asset               160 Portfolios
            08543-9011     Director     and      Management, L.P. ("FAM")--Advised Funds since
            Age: 63                     1992 to  1999; Chairman (Americas Region) of MLIM from
                                        present  2000 to 2002; Executive Vice President of FAM
                                                 and MLIM (which terms as used herein include
                                                 their corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services")
                                                 from 1993 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to 2002; Director of
                                                 Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since 1996   40 Funds        Berkshire
Bodurtha    Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios   Holdings
            08543-9095                           2003; Chairman of the Board, Berkshire Holding                        Corporation
            Age: 59                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              40 Funds        Kimco Realty
            Princeton, NJ               present  Employee Benefit Assets of the Association of         59 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986
            Age: 68                              and its Chairman from 1991 to 1992; Member of
                                                 the Investment Advisory Committees of the State of
                                                 New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke Management Company since
                                                 1992 and Vice Chairman thereof since 1998;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of
                                                 the Virginia Retirement System since 1998 and Vice
                                                 Chairman thereof since 2002; Director, Montpelier
                                                 Foundation since 1998 and Vice Chairman thereof
                                                 since 2000; Member of the Investment Committee
                                                 of the Woodberry Forest School since 2000; Member
                                                 of the Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1992 to  John M. Olin Professor of Humanities, New York        40 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President of Hudson Institute since 1997 and
            Age: 64                              Trustee thereof since 1980.
------------------------------------------------------------------------------------------------------------------------------------


20         MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Director     1992 to  Harvard Business School; George Gund Professor of     40 Funds        None
Perold      Princeton, NJ               present  Finance and Banking since 2000; Senior Associate      59 Portfolios
            08543-9095                           Dean, Director of Faculty Recruiting since 2001;
            Age: 51                              Finance Area Chair from 1996 to 2001; Sylvan C.
                                                 Coleman Professor of Financial Management from
                                                 1993 to 2000; Director, Genbel Securities Limited
                                                 and Gensec Bank from 1999 to 2003; Director,
                                                 Stockback.com from 2000 to 2002; Director, Sanlam
                                                 Limited from 2001 to 2003; Trustee, Commonfund
                                                 from 1989 to 2001; Director, Sanlam Investment
                                                 Management from 1999 to 2001; Director,
                                                 Bulldogresearch.com from 2000 to 2001; Director,
                                                 Quantec Limited from 1991 to 1999; Director and
                                                 Chairman of the Board of UNX Inc. since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       40 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; Director of Cooper's, Inc.     59 Portfolios
Ramo        08543-9095                           since 1999 and Chairman of the Board thereof since
            Age: 61                              2000; Director of ECMC, Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management since 1994; Trustee       40 Funds        None
Salomon,    Princeton, NJ               present  of Commonfund from 1980 to 2001; Director of          59 Portfolios
Jr.         08543-9095                           Rye Country Day School since 2001.
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman, Fernwood Advisors (investment adviser)      41 Funds        International
Swensrud    Princeton, NJ               present  since 1996; Principal of Fernwood Associates          60 Portfolios   Mobile
            08543-9095                           (financial consultant) since 1975; Chairman of RPP                    Communica-
            Age: 70                              Corporation (manufacturing) since 1978; Director,                     tions, Inc.
                                                 International Mobile Communications, Inc.
                                                 (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


           MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003          21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  President    present  Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  President    present  Management) of MLIM from 1998 to 2000.
            08543-9011
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Theodore    P.O. Box 9011  Vice         1998 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice President
R. Jaeckel  Princeton, NJ  President    present  of MLIM from 1994 to 2000.
Jr.         08543-9011
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Brian D.    P.O. Box 9011  Secretary    2003 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith from
Stewart     Princeton, NJ               present  2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
            08543-9011
            Age: 34
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYJ

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its share holders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


22         MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of November 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               67.1%
AA/Aa ...................................................                5.8
A/A .....................................................                8.5
BBB/Baa .................................................               15.4
BB/Ba ...................................................                1.1
NR (Not Rated) ..........................................                2.1
--------------------------------------------------------------------------------

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniYield New Jersey Fund, Inc. during its taxable year ended November 30, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


           MUNIYIELD NEW JERSEY FUND, INC.         NOVEMBER 30, 2003          23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #16381 -- 11/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniYield New Jersey Fund, Inc.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            MuniYield New Jersey Fund, Inc.

        Date: January 21, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            MuniYield New Jersey Fund, Inc.

        Date: January 21, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniYield New Jersey Fund, Inc.

        Date: January 21, 2004

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.